SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                --------------

                                    FORM 8-K

                                --------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 3, 2004

                                 ---------------

                          FIRST PACTRUST BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)

                                 ----------------


             Maryland                      6035                   04-3639825
   (State or other jurisdiction    (Commission File No.)        (IRS Employer
         of incorporation)                                   Identification No.)


    610 Bay Boulevard, Chula Vista, California                  91910
     (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (619) 691-9741

                                       N/A
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 5.           Other Events
                  -------------

     First PacTrust Bancorp, Inc. (the "Company"), a Maryland Corporation, has announced that its 2004 annual meeting of shareholders will be held 9:00 a.m. PDT on April 21, 2004 at the Bonita Golf Club located at 5540 Sweetwater Road, Bonita, California.

Shareholders of record as of March 12, 2004 will be entitled to notice of and to vote at the meeting.


Item 7.           Financial Statements and Exhibits
                  ---------------------------------

     (c) Attached as an exhibit is the Company's news release announcing the establishment of its Annual Meeting date and the associated record date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   FIRST PACTRUST BANCORP, INC.

                                                   By:  /s/ James P. Sheehy
Date: February 3, 2004                                  --------------------
                                                        James P. Sheehy
                                                        Executive Vice President
                                                        Secretary and Treasurer

                                        3